As filed with the Securities and Exchange Commission on March 21, 2014

Securities Act File No. 33-20827

Investment Company Act File No. 811-5518

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 165	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 167	☒

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (302) 791-1851

Copies to:

SALVATORE FAIA BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 (Name and Address of Agent for Service)	MICHAEL P. MALLOY, ESQUIRE Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on [date] pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered                 Shares of Common Stock

PROSPECTUS

March 21, 2014

SCOTIA DYNAMIC U.S. GROWTH FUND

TICKER:	CLASS I – DWUGX CLASS II – DWUHX INSTITUTIONAL – DWUIX

A Series of The RBB Fund, Inc.

INVESTMENT ADVISER:
SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD.

The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

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SCOTIA DYNAMIC U.S. GROWTH FUND

Investment Objective: The investment objective of the Scotia Dynamic U.S. Growth Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

	Institutional Shares	Class I Shares		Class II Shares
Shareholder Fees (fees paid directly from your investment)	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%		0.65%
Other Expenses(1)	0.45%	0.55	%(1)	0.70	%(1)
Shareholder Servicing Fee	None	0.10%		0.25%
Total Annual Fund Operating Expenses(2)	1.10%	1.20%		1.35%
Fee Waivers and Reimbursements	(0.36)%	(0.36)%		(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.74%	0.84%		0.99%

(1)  The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the "Predecessor Fund"), at which time the Predecessor Fund was reorganized into the Fund. Accordingly, the Fund's "Total Annual Fund Operating Expenses" have been restated to reflect expenses expected to be incurred for the Fund for the current fiscal year.

(2)  Scotia Institutional Asset Management US, Ltd. ("SIAM" or the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.74% for Institutional Shares, 0.84% for Class I Shares and 0.99% for Class II Shares until December 31, 2015. Prior to such date, this contractual agreement may only be terminated by the Fund's Board of Directors. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $1,000,000 in Institutional Shares of the Fund, $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund (the minimum initial investment for Class II Shares is $2,000) for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $1,000,000 in Institutional Shares of the Fund, $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$7,558	$31,398	$57,134	$130,788
Class I Shares	$214	$863	$1,562	$3,557
Class II Shares	$101	$392	$705	$1,593

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended September 30, 2013, the portfolio turnover rate of the Predecessor Fund was 345.12% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Adviser seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure in one or more sectors of the economy, especially the more growth-oriented sectors, such as the information technology, consumer discretionary and health care sectors.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Adviser may:

•  analyze financial data and other information sources;

•  assess the quality of management; and

•  conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund may focus its investments from time to time on one or more economic sectors, in particular the information technology sector. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return. Information technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the information technology sector, and the Fund's investments in information technology company securities, may subject it to more volatile price movements than a more diversified securities portfolio.

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While the Fund's portfolio turnover rate may exceed 400%, the Predecessor Fund's portfolio turnover has typically ranged between 200% and 350%.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Performance Information: Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the "Reorganization"). The Reorganization occurred on March 21, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The bar chart and performance table below provide an indication of the risk of an investment in the Fund.

The performance information set forth in the bar chart and table below is that of the Class I shares of the Predecessor Fund. Performance reflects contractual fee waivers that were in effect. If fee waivers were not in place, performance would be reduced. Performance for Institutional Shares and Class II Shares is not shown because Institutional Shares and Class II Shares of the Fund had not commenced operations as of the date of this prospectus. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.us.scotiafunds.com or by calling 1-888-572-0968.

Annual Return
For the years ended December 31

Best Quarter: 23.87%
9/30/13

Worst Quarter: (16.50)%
9/30/11

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	Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	Since Inception (April 1, 2009)*
Before Taxes	42.08%	29.29%
After Taxes on Distributions(1)	37.40%	26.94%
After Taxes on Distributions and Sale of Fund Shares	24.64%	23.11%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	33.48%	22.30%

*  While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009.

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Scotia Institutional Asset Management US, Ltd. (formerly known as GCIC US Ltd.), 1 Adelaide St. E., Ste. 2800, Toronto, ON M5C 2V9.

Portfolio Manager:

Noah Blackstein, CFA
Vice President & Portfolio Manager
Scotia Institutional Asset Management US, Ltd.
Length of Service: Since Inception of Predecessor Fund

Purchase and Sale Information: To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. To purchase Class I Shares of the Fund for the first time, you must invest at least $25,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $2,000. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum and subsequent investment requirements. The Fund may waive minimum investment requirements for initial and subsequent purchases of shares by eligible retirement account investors, participants in third-party distribution platforms and in certain other instances at the Fund's discretion.

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail:
Scotia Dynamic U.S. Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940-8041

Overnight Delivery:
Scotia Dynamic U.S. Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Purchase by Wire: Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-888-572-0968 to confirm the current wire instructions for the Scotia Dynamic U.S. Growth Fund.

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Redemption By Telephone: Call the Transfer Agent at 1-888-572-0968.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares. However, the distributions and any gains will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan account or an individual retirement account, though such amounts may be taxable to you when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT THE FUND

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose all or some of your investment in the Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Portfolio Composition

The Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach (the "80% Policy"). This policy is non-fundamental and can be changed by the Fund's Board of Directors upon 60 days' prior notice to shareholders. For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

MORE INFORMATION ABOUT RISK

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as derivative instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Small/Mid Cap Company Risk – The Fund may invest in small capitalization and mid capitalization companies as part of its principal investment strategy. Small capitalization and mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

Non-Diversification Risk – The Fund is non-diversified and invests in a limited number of securities. Non-diversification risk is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

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Portfolio Turnover – The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund's returns.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of the Fund, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available on the Fund's website at www.us.scotiafunds.com no earlier than 10 days, and generally within 60 days, after the end of each calendar month. This information will remain available on the website until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The RBB Fund, Inc. (the "Company") may terminate or modify this policy at any time without further notice to shareholders.

A description of the policies and procedures of the Company with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

INVESTMENT ADVISER

Scotia Institutional Asset Management US, Ltd. serves as the Adviser to the Fund. The Adviser's principal place of business is 1 Adelaide St. E., Ste. 2800, Toronto, ON M5C 2V9. Subject to the supervision of the Board of Directors of the Company, SIAM makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. SIAM was established in 1995 and offers investment management services to investors located in the United States. SIAM is a wholly-owned indirect investment subsidiary of The Bank of Nova Scotia, a Canadian-based bank providing retail, commercial, corporate, investment and international banking services. As of December 1, 2013, SIAM had approximately $226 million in assets under management and advisement.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.65% of the Fund's average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the Fund will be available in the Fund's first annual or semi-annual report to shareholders following the closing of the Reorganization.

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Prior to the closing of the Reorganization, Scotia Institutional Investments US, LP (formerly DundeeWealth US, LP) ("SII US") served as advisor to the Predecessor Fund and SIAM served as Sub-Adviser to the Predecessor Fund. SII US was entitled to an advisory fee from the Predecessor Fund at the same rate payable to SIAM as Adviser to the Fund. After taking into account fee waivers or expense reimbursements, SII US received advisory fees from the Predecessor Fund for the fiscal year ended September 30, 2013 at a rate of 0.47% of the Predecessor Fund's average net assets.

The Adviser has contractually agreed to waive all or a portion of its advisory fee and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding certain items discussed below) from exceeding 0.74% of the average daily net assets attributable to Institutional Shares, 0.84% of the average daily net assets attributable to Class I Shares and 0.99% of the average daily net assets attributable to Class II Shares until December 31, 2015.

If it becomes unnecessary for the Adviser to waive fees or make reimbursements with respect to the Fund, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses of such Fund (excluding taxes, extraordinary expenses, broker commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver of reimbursement.

PORTFOLIO MANAGER

Noah Blackstein joined SIAM in 1997 and is a member of the firm's Power Growth investment team. Noah serves as the lead portfolio manager of the Fund. Previously, Noah served as Associate Portfolio Manager at BPI Mutual Funds. Noah is frequently quoted in industry publications and has been a featured guest on CNBC and other respected financial news programs. Noah is a graduate of the University of Toronto and holds his Chartered Financial Analyst designation.

PRICING OF FUND SHARES

Institutional shares, Class I shares and Class II shares of the Fund ("Shares") are priced separately at their NAV. The NAV per Share of each Class of Shares of the Fund is calculated as follows:

The NAV of each Class of Shares of the Fund is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

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If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be fair valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds and closed-end funds will be valued at their market price.

PURCHASE OF FUND SHARES

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC (the "Distributor").

Institutional Shares of the Fund are primarily for institutional investors investing for their own or their customers' accounts.

Class I Shares of the Fund are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers' accounts.

Class II Shares of the Fund are primarily for certain individual investors and investments made through financial institutions or intermediaries.

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment for Institutional Shares is $1,000,000, the minimum initial investment for Class I Shares is $25,000 and the minimum initial investment for Class II Shares is $2,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial investment minimum and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

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For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Scotia Dynamic U.S. Growth Fund. Third party endorsed checks or foreign checks will not be accepted.

Scotia Dynamic U.S. Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940-8041

or overnight to:

Scotia Dynamic U.S. Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per Share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, Shares may be purchased by wiring federal funds to The Bank of New York Mellon. A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at 1-888-572-0968 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.)

Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Scotia Dynamic U.S. Growth Fund) or by wiring monies to The Bank of New York Mellon as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-888-572-0968 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-888-572-0968. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other

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rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.  existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.  employees of the Adviser and their families, and

d.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued except at the written request of the shareholder. Certificates for fractional Shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Company's officers are authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

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REDEMPTION OF FUND SHARES

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Scotia Dynamic U.S. Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041, or for overnight delivery to Scotia Dynamic U.S. Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, and must include:

•  a letter of instruction, if required, or a stock assignment specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

•  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more; or (iii) a Share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

•  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of Shares by calling the Transfer Agent at 1-888-572-0968 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption: The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary

12

to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information: Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder of the Fund.

Good Order: A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

MARKET TIMING

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance

13

procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

SHAREHOLDER SERVICING PLANS

The Fund has adopted Shareholder Servicing Plans (the "Service Plans") that allow Class I and Class II Shares of the Fund to use their assets to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plans, if a Service Provider provides shareholder services, including responding to shareholder inquires and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.10% of its Class I Shares' and 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is 23.8% (which includes a 3.8% Medicare Tax). You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations

14

("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. The high anticipated portfolio turnover rate of the Fund makes it likely that a significant portion of its distributions will not qualify for this favorable treatment.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares

You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

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IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning July 1, 2014, the Fund will generally be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on income or gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund's SAI.

16

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance since inception. The financial information shown below is that of the Predecessor Fund. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund.

The information for the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011 has been audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm. For the September 30, 2013 fiscal year, KPMG LLP's report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's 2013 Annual Report, which is available, without charge, upon request. Information for the fiscal years prior to September 30, 2011 was audited by the Predecessor Fund's former independent registered public accounting firms.

Institutional Shares and Class II shares of the Fund had not commenced operations as of the date of this prospectus, and therefore no financial highlights information is presented for these Classes of the Fund.

17

FINANCIAL HIGHLIGHTS

SCOTIA DYNAMIC U.S. GROWTH FUND – CLASS I SHARES

For a Fund Share Outstanding Throughout each Period

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009(3)
Net Asset Value – Beginning of Period	$22.45	$18.83	$16.36	$12.32	$10.00
Income (Loss) from Investment Operations:
Net investment loss(1)	(0.14)	(0.16)	(0.16)	(0.13)	(0.05)
Net realized and unrealized gain on investments	5.14	4.21	2.82	5.80	2.37
Total from investment operations	5.00	4.05	2.66	5.67	2.32
Less Distributions:
Dividends from net investment income	—	—	—	(0.23)	—
Distributions from realized capital gains	—	(0.50)	(0.24)	(1.40)	—
Total distributions	—	(0.50)	(0.24)	(1.63)	—
Redemption fees added to paid-in capital(1)	—	0.07	0.05	0.00 (2)	—
Net Asset Value – End of Period	$27.45	$22.45	$18.83	$16.36	$12.32
Total Return(4)	22.27%	22.31%	16.54%	49.82%	23.20	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$55,737	$59,007	$53,332	$10,319	$616
Operating expenses:
Before expense reimbursement/waiver	1.13%	1.25%	1.32%	6.14%	30.21	%(6)
After expense reimbursement/waiver	0.86%	0.95%	0.95%	0.95%	0.95	%(6)
Net investment loss:
After expense reimbursement/waiver	(0.63)%	(0.75)%	(0.80)%	(0.90)%	(0.83	)%(6)
Portfolio turnover rate	345.12%	323.54%	358.15%	244.38%	205.10	%(5)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  Amount represents less than $0.005 per share.

(3)  The Fund commenced investment operations on March 31, 2009.

(4)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(5)  Non-annualized.

(6)  Annualized.

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HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND

Scotia Dynamic U.S. Growth Fund of
The RBB Fund, Inc.
1-888-572-0968
usscotiafunds@scotiabank.com

For More Information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports to shareholders are available on the Fund's website at www.us.scotiafunds.com.

Statement of Additional Information ("SAI")

An SAI, dated March 21, 2014, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling 1-888-572-0968. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus. The SAI is available on the Fund's website at www.us.scotiafunds.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-888-572-0968.

Purchases And Redemptions

Call your registered representative or 1-888-572-0968.

Written Correspondence

P.O. Box Address:

Scotia Dynamic U.S. Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9841, Providence, RI 02940-8041

Street Address:

Scotia Dynamic U.S. Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive, Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

SCOTIA DYNAMIC U.S. GROWTH FUND

a series of THE RBB FUND, INC.

TICKER:	CLASS I – DWUGX
CLASS II – DWUHX
INSTITUTIONAL - DWUIX

March 21, 2014

Investment Adviser:

SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD. (the “Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The RBB Fund, Inc. (the “Company”) and the Class I Shares, Class II Shares, and Institutional Shares (collectively, the “Shares”) of the Scotia Dynamic U.S. Growth Fund (the “Fund”). This SAI should be read in conjunction with the prospectus dated March 21, 2014 (“Prospectus”).  Capitalized terms not defined herein are defined in the Prospectus.

The financial statements with respect to the Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds (formerly known as DundeeWealth Funds), for the fiscal year ended September 30, 2013, including the notes thereto and the report of the Predecessor Fund’s independent registered public accounting firm, thereon dated November 25, 2013, included in the Predecessor Fund’s Annual Report dated September 30, 2013 (“Annual Report”), are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Prospectus and Annual Report may be obtained free of charge by calling toll-free 1-888-572-0968.

TABLE OF CONTENTS

THE COMPANY	S-1
INVESTMENT STRATEGIES AND RISKS	S-1
INVESTMENT LIMITATIONS	S-12
DISCLOSURE OF PORTFOLIO HOLDINGS	S-13
MANAGEMENT OF THE COMPANY	S-14
CODE OF ETHICS	S-22
PROXY VOTING	S-22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-23
INVESTMENT ADVISORY AND OTHER SERVICES	S-23
FUND TRANSACTIONS	S-28
PURCHASE AND REDEMPTION INFORMATION	S-29
VALUATION OF SHARES	S-31
TAXES	S-31
MISCELLANEOUS	S-33
FINANCIAL STATEMENTS	S-34
APPENDIX A –RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

THE COMPANY

General.  The Company is an open-end management investment company currently operating twenty-two separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Class I Shares, Class II Shares, and Institutional Shares of the Scotia Dynamic U.S. Growth Fund (the “Fund”). Scotia Institutional Asset Management US, Ltd. (“SIAM” or the “Adviser”), formerly known as GCIC US Ltd, serves as the investment adviser to the Fund.

Before the Fund commenced operations, all of the assets and liabilities of the Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds (“Predecessor Fund Trust”), which was formerly known as DundeeWealth Funds, were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization occurred on March 21, 2014.  The Predecessor Fund commenced operations on March 31, 2009.  As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund.  Financial and performance information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund.

INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective and principal investment strategy are described in the Prospectus.  The following information supplements, and should be read in conjunction with, the Prospectus.

The Fund seeks long-term capital appreciation.  This goal is not fundamental and may be changed by the Fund upon 60 days’ prior notice to shareholders.  There can be no assurance that the Fund will be able to achieve its investment objective.  The Fund is classified as a “non-diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies as described in the Prospectus.  Consistent with Rule 35d-1 under the 1940 Act the Fund has adopted a “non-fundamental” policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of U.S. companies chosen according to a growth oriented investment approach.  This non-fundamental policy may be changed by the Fund’s Board of Directors upon 60 days’ notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objective.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under Securities and Exchange Commission (the “SEC”) regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year.  The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.  Unless otherwise noted, the following investments are non-principal investments of the Fund.

American, European and Global Depositary Receipts.  American Depository Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities.  As part of its principal investment strategy, the Fund invests in equity securities, primarily in the form of common stocks.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded on registered exchanges or the over-the-counter market.  Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  To the extent consistent with its principal investment strategy, the Fund may invest in small and medium capitalization issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Money Market Securities.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund’s objective.  For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the

Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities.  Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. Government Securities.  Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks,  Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies.  Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

•                  U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•                  Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts are sold as zero coupon securities.

•                  U.S. Government Zero Coupon Securities.  STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•                  U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund’s shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Although the issuers of many

U.S. Government agency obligations purchased by the Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. Government agency obligations held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

Commercial Paper.  Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•                  Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

•                  Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•                  Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser.  The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement).  Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies.  Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in any type of instrument.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value.  Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies.  The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:  (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

REITs.  A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  By investing in REITs indirectly through a Fund, shareholders of the Fund will bear not only their proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (“Code”) or its failure to maintain exemption from registration under the 1940 Act.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Company, on behalf of the Fund, will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) in accordance with Rule 4.5 and therefore, the Fund will not be subject to registration or regulation as a CPO under the CEA.

The Fund will limit investments in futures to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds).  For this reason, with respect to the Fund, the Adviser is not required to register as a CPO Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO.  First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments).  Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.  In the event that the Adviser was required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts’ full notional value (in the case of contracts that are not required to “cash settle”) or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder.  The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures.  In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options.  The Fund may trade and write put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Limitations.”  A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

When the Fund trades or writes options, the Fund is required to “cover” its position in order to limit leveraging and related risks.  In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it.  A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.  The Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option.  A put option is also covered if the Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio.  The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.

The Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

The Fund may purchase and write options, without limitation, on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include:  (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Company’s Board of Directors.  Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition.  Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Company’s Board of Directors, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).  The Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities.  Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration.  If consistent with the Fund’s investment objective, the Fund may invest in Section 4(2) commercial paper.  Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment.  Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.  The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Directors of the Company.  The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Borrowing.  The Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends.  Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Initial Public Offerings (“IPOs”).  The Adviser generally attempts to allocate IPOs on a pro rata basis.  However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible.  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Special Note Regarding Market Events.  Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments.  It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets.  Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares.  The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.                                      Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

2.                                      Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.                                      Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.                                      Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.                                      Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  With respect to the restriction under number 2 above, the Fund may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Directors without shareholder approval.

The Fund may not:

1.                                      Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund’s total assets.

2.                                      Invest in companies for the purpose of exercising control.

3.                                      Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; (iii) make short sales “against the box”; and (iv) make short sales in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.                                      Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.                                      Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.  The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6.                                      Enter into futures contracts and options on futures contracts except as permitted by the Prospectus and in this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc., the administrator, accounting agent and transfer agent; BBD, LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and Glass, Lewis & Company, the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Product Development, Executive, Nominating and Governance, Valuation and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 80	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	22	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 Age: 75	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	22	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 Age: 47	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	22	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 Age: 70	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	22

Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 Age: 65	Chairman Director	2005 to present 1991 to Present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	22	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 Age: 72	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	22	Reich and Tang Group (asset management)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 Age: 52	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	22	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 75	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	22	None

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 51	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to Present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 Age: 50	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 Age: 39	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 53	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 54	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

* Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

(1)         Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)         Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2013.

Contract Committee: The Board has an Executive Committee comprised of one Interested Director and two Independent Directors. The current members of the Contract Committee are Messrs, Chandler, Sablowsky, and Brodsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company.  The Contract Committee is new and did not meet during the fiscal year ended August 31, 2013.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2013.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the

Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2013.

Valuation Committee.  Effective January 1, 2014, the Board has a Valuation Committee comprised of one Interested Director and three officers of the Company.  Prior to January 1, 2014, the Company’s Valuation Committee was comprised of only officers of the Company.  The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shaw and Weiss.  The Valuation Committee is responsible for reviewing fair value determinations.  The Valuation Committee of the Board is new and did not meet during the fiscal year ended August 31, 2013.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2013.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee convened twice during the fiscal year ended August 31, 2013.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the

Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2013.

	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS

Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,000-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,000-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	$1-$10,000

INTERESTED DIRECTORS

Jay F. Nusblatt	None	None
Robert Sablowsky	None	Over $100,000

* The Reorganization occured on March 21, 2014.

Directors’ and Officers’ Compensation

Effective January 1, 2014, the Company pays each Director, except Jay Nusblatt (who is not compensated by the Company for his service on the Board), a retainer at the rate of $35,000 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From January 1, 2012 to December 31, 2013, the Company paid each Director (except Mr. Nusblatt) a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2013, each of the following members of the Board of Directors and the President, Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2013
Independent Directors:
Julian A. Brodsky, Director	—	N/A	N/A	$39,765.18
J. Richard Carnall, Director	—	N/A	N/A	$53,227,64
Gregory P. Chandler, Director	—	N/A	N/A	$51,227.33
Nicholas A. Giordano, Director	—	N/A	N/A	$53,226.73
Arnold M. Reichman, Director and Chairman	—	N/A	N/A	$70,610.72
Robert A. Straniere, Director	—	N/A	N/A	$49,261.62

Name of Director/Officer	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2013
Interested Directors:
Jay F. Nusblatt, Director	—	N/A	N/A	$0
Robert Sablowsky, Director	—	N/A	N/A	$53,227.64
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	—	N/A	N/A	$339,996.00

*                 The Reorganization occurred on March 21, 2014.  Following the closing of the Reorganization, the Fund’s fiscal year was changed to August 31.  Under current compensation arrangements, it is estimated that the Directors will receive the following compensation from the Fund for the fiscal period March 21, 2014  through August 31, 2014: Mr. Brodsky, $1,855.71; Mr. Carnall, $1,855.71; Mr. Chandler, $1,268.91; Mr. Giordano, $1,268.91; Mr. Reichman, $1,799.36; Mr. Straniere, $1,102.50; Mr. Nusblatt, $0; and Mr. Sablowsky, $1,435.33.

As of December 31, 2013, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Effective with the calendar year ending December 31, 2014, each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”).  Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company.  The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

CODE OF ETHICS

The Company and the Adviser have each  adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund.  The Adviser employs a third party service provider to assist in the voting of proxies.  The Adviser’s procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the procedures.  The Adviser’s proxy policies and procedures are included in Appendix B to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-572-0968 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund was not previously in operation and consequently, there are no shareholders as of the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  Scotia Institutional Asset Management US, Ltd. (“SIAM” or the “Adviser”) is an investment management firm registered with the SEC under the Investment Advisers Act of 1940.  SIAM serves as the Adviser to the Fund.  SIAM was established in 1995 and offers investment management services to investors located in the United States.  SIAM is a wholly-owned indirect investment subsidiary of The Bank of Nova Scotia, a Canadian-based bank providing retail, commercial, corporate, investment and international banking services.  SIAM is an affiliate of Scotia Institutional Investment US, LP (“SII US”), formerly known as DundeeWealth US, LP.  The Predecessor Fund was advised by SII US, and sub-advised by the Adviser.

Advisory Agreement with the Company.  The Company and the Adviser have entered into an Investment Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Fund and continuously reviews, supervises and administers the respective investment program of the Fund, subject to the supervision of, and policies established by, the Directors of the Company.  The Adviser makes investment decisions for the Fund.  After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  At a meeting of the Board of Directors of the Company held on February 27, 2013, the Board of Directors approved the Advisory Agreement and authorized its submission to the initial shareholder of the Fund for approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Directors of the Company or by a majority of the outstanding shares of the Fund, on not less than 60-days’ written notice.  The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of the Fund’s average daily net assets equal to 0.65%.

The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Institutional Shares, Class I Shares and Class II Shares of the Fund from exceeding the following annual percentage rates of its average daily net assets until December 31, 2015:

Average Daily Net Assets

Institutional	Class I	Class II
0.74%	0.84%	0.99%

If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed 0.74%, 0.84% and 0.99% for the Fund’s Institutional, Class I and Class II Shares, respectively.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement will be available in the

Fund’s first annual or semi-annual report to shareholders following the Reorganization.  Copies of future shareholder reports, may be obtained by calling 1-888-572-0968 or visiting the SEC’s website at www.sec.gov.

For the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, SII US earned advisory fees from the Predecessor Fund as follows:(1)

Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
$328,475	$378,900	$324,991

For the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, SII US waived fees and reimbursed expenses from the Predecessor Fund as follows:(1)

Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
$96,041	$141,276	$161,508

(1)         Prior to December 1, 2012, SII US was entitled to advisory fees at the annual rate of 0.75% of the Predecessor Fund’s average daily net assets and waived and/or reimbursed expenses in order to keep Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding 0.95% and 1.20% of the  Predecessor Fund’s Class I Shares and Class II Shares, respectively.

Portfolio Manager

Description of Compensation. The Adviser compensates the portfolio manager for his management of the Fund.  The portfolio manager’s compensation consists of a salary and a discretionary bonus.  The bonus is based on profitability of the firm and individual performance.  Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment team.

Other Accounts. The following information is as of September 30, 2013, assets under management reported in U.S. dollars:

	Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees (in millions)

Noah Blackstein	Registered Investment Companies	2	$175	0	$0
	Other Pooled Investment Vehicles	11	$2,519	7	$2,036
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest.  As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager’s management of accounts including the Fund relating to:  where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances.  In all cases, however, the Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  The Adviser’s Form ADV, Part 2 also contains a description of some of its policies and procedures in this regard.

Securities Ownership.  As of the date of this SAI, no shares of the Fund were outstanding and the Fund’s portfolio manager did not own any shares of the Fund.  As of September 30, 2013, the portfolio manager did not own any shares of the Predecessor Fund.

Custodian Agreement.  The Bank of New York Mellon (“BNY”), with offices at One Wall Street, New York, New York 10286, serves as the custodian of the Fund’s assets pursuant to a Custodian Agreement dated July 18, 2011, as amended and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, BNY: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. BNY is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on each Fund’s average daily gross assets calculated daily and payable monthly, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

BNY was the custodian for the Predecessor Fund.

Transfer Agency Agreement.  BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives an annual fee based on the number of accounts in the Fund, subject to a minimum monthly fee payable monthly on a pro rata basis, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

BNY was the Transfer Agent for the Predecessor Fund.

Distribution Agreement. Foreside Funds Distributors, LLC (“Foreside Distributors” or the “Distributor”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the underwriter to the Fund pursuant to the terms of a Distribution Agreement, effective April 1, 2012, as supplemented (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Company, the Adviser, or any other service provider for the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services.  The Adviser pays the Distributor a fee for certain distribution-related services.

The Distributor for the Predecessor Fund was Foreside Fund Services, LLC. The Predecessor Fund adopted a distribution agreement (the “Predecessor Fund’s Distribution Agreement”) under which Foreside Fund Services received no compensation for its distribution services from the Predecessor Fund Trust.  Shares were sold with no sales commission; accordingly, Foreside Fund Services received no sales commissions.

Shareholder Servicing.  The Fund has adopted a Shareholder Services Plan (the “Shareholder Services Plan”).  Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding (i) ten basis points (0.10%) of the Fund’s average daily net assets attributable to Class I Shares and (ii) twenty-five basis points (0.25%) of the Fund’s average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Company; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Company; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders.  Institutional Shares do not charge a shareholder servicing fee.  Class I Shares did not charge the Predecessor Fund a shareholder servicing fee during the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011.  As of the date of this SAI, the Predecessor Fund had not offered Class II Shares and, therefore, no fees were paid under the Predecessor Fund’s Class II Shareholder Services Plan.

Administration and Accounting Services Agreement.  BNY Mellon serves as administrator to the Fund pursuant to an administration and accounting services agreement with respect to the Fund (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of:

•                          .060% of the Fund’s first $250 million of average daily net assets;

•                          .050% of the Fund’s next $250 million of average daily net assets;

•                          .040% of the Fund’s next $250 million of average daily net assets; and

•                          .030% of the Fund’s average daily net assets in excess of $750 million.

The minimum monthly fee is $5,833 per month, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

BNY Mellon served as the administrator for the Predecessor Fund. For the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, BNY Mellon received fees in the amount of $49,369, $59,943 and $65,531, respectively, for services to the Fund pursuant to the fee schedule in effect for the Predecessor Fund.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

For its fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, the Predecessor Fund paid aggregate brokerage commissions as follows:

Predecessor Fund Fiscal Year Ended September 30, 2013	Predecessor Fund Fiscal Year Ended September 30, 2012	Predecessor Fund Fiscal Year Ended September 30, 2011

$156,776	$186,410	$186,922

Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

The Predecessor Fund qualified during its last taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  The Fund, as successor to the Predecessor Fund, intends to continue to so qualify. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 81.573 billion shares have been classified into 148 classes, however, the Company only has 25 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel.  The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm.  BBD, LLP serves as the Fund’s independent registered public accounting firm. KPMG, LLP served as the Predecessor Fund’s independent registered public accounting firm commencing for the three fiscal years ended September 30, 2013.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for its fiscal year ended September 30, 2013 (the “Annual Report”) are incorporated by reference into this SAI.  No other parts of the Annual Report are incorporated by reference herein.  The financial statements included in the Annual Report have been audited by KPMG LLP, the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI.  Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing.  Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

APPENDIX A –RATINGS

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                                          Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                                          Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD.

PROXY VOTING GUIDELINES

Scotia Institutional Asset Management US, Ltd. (“SIAM”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

SIAM is a subsidiary of the Bank of Nova Scotia (“BNS”). BNS is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including SIAM.

The purpose of this document is to outline the general guidelines used by SIAM for voting proxies received from companies held in Funds managed by SIAM.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, SIAM, in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, SIAM may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, SIAM, or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of SIAM fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders.  While the SIAM proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that SIAM will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc.  The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

SIAM fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If SIAM, on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals.  On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

SIAM will not vote proxies received for issuers of securities that are no longer held in a Fund. SIAM, on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, SIAM, in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where SIAM provides sub advisory investment management services to a registered investment company, SIAM will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports.  SIAM will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, SIAM is a subsidiary of BNS.  Some of the Funds may hold common shares of BNS or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of SIAM or its employees in connection with the exercise of voting rights of the Funds attached to the BNS shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of BNS shares.  To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest.  In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, SIAM has instituted procedures to help ensure that a Fund’s proxy is voted:

•                  in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•                  free from any influence by BNS and without taking into account any consideration relevant to BNS or any of its associates or affiliates.

SIAM will maintain records relating to a Fund’s proxy voting activity.  These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by SIAM that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director, Head Compliance and Investment Counsel to amend this document when necessary to reflect changes at SIAM and changes in applicable laws and regulatory requirements.  At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquiries should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto, Ontario, M5C 2V9.

THE RBB FUND, INC.

PEA 165

PART C: OTHER INFORMATION

Item 28.                          EXHIBITS

(a)	Articles of Incorporation.

(1)

Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)

Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)

Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(8)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)

Articles of Amendment to Charter of the Registrant (Boston Partners Bond Fund - Institutional Class and Boston Partners Bond Fund - Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)

Articles Supplementary of Registrant (Boston Partners All-Cap Value Fund - Institutional Class and Boston Partners Bond Fund - Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)

Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)

Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class, Robeco WPG Core Bond Fund — Institutional Class, Robeco WPG Tudor Fund — Institutional Class, Robeco WPG Large Cap Growth Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class, Robeco WPG Core Bond Fund — Institutional Class, Robeco WPG Tudor Fund — Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)

Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)

Articles of Amendment of Registrant (Robeco WPG Core Bond Fund — Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)

Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated  herein by reference to  Post-Effective Amendment No. 104 to the  Registrant’s  Registration  Statement (No. 33-20827) filed on July 18, 2006.

(44)

Articles of Amendment to Charter of the Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated  herein by reference to Post-Effective Amendment No. 108 to the  Registrant’s  Registration  Statement (No. 33-20827) filed on December 14, 2006.

(45)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)

Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(47)

Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)

Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No.113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)

Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No.114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)

Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No.116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)

Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)

Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)

Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on April 23, 2009.

(56)

Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(59)

Articles of Amendment of Registrant (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)

Articles Supplementary of Registrant (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)

Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(63)

Articles Supplementary of Registrant (Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(64)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(65)

Articles Supplementary of Registrant (Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(66)

Articles Supplementary of Registrant (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(b)	By-Laws.

(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(c)	Instruments Defining Rights of Security Holders.

(1)

See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)	Investment Advisory Contracts.

(1)

Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(2)

Investment Advisory Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(3)

Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(4)

Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(5)

Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

(6)

Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(7)

Form of Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(8)

Form of Contractual Fee Waiver Agreement (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(9)

Form of Contractual Fee Waiver Agreement (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(10)

Form of Contractual Fee Waiver Agreement (Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, and Robeco Boston Partners Global Long/Short Fund) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(11)

Investment Advisory Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(12)

Form of Contractual Fee Waiver Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(13)

Investment Advisory Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 138 to the Registration Statement (No. 33-20827) filed on October 29, 2010.

(14)

Contractual Fee Waiver Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2012.

(15)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Roaring Blue Lion Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(16)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Courage Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(17)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Starwood Real Estate Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(18)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Maerisland Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(19)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC and Garelick Capital Partners, L.P. is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(20)

Investment Sub-Advisory Agreement (S1 Fund) between Simple Alternatives, LLC  and Sonica Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(21)

Investment Advisory Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(22)

Form of Contractual Fee Waiver Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(23)

Contractual Fee Waiver Agreement between Registrant and BlackRock Advisors, LLC (Money Market Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(24)

Investment Advisory Agreement (Robeco Investment Funds) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(25)

Addendum No. 1 to Investment Advisory Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(26)

Form of Investment Advisory Agreement (Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, LTD. is incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(27)

Form of Contractual Fee Waiver Agreement (Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement (No. 333-193147) filed on January 31, 2014.

(e)	Underwriting Contracts.

(1)

Distribution Agreement between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(2)

Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Investor Class) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(3)

Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Institutional Class) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(4)

Distribution Agreement Supplement (Schneider Value Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(5)

Distribution Agreement Supplement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund - Institutional Class) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(6)

Distribution Agreement Supplement (Free Market U.S. Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(7)

Distribution Agreement Supplement (Free Market International Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(8)

Distribution Agreement Supplement (Free Market Fixed Income Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(9)

Distribution Agreement Supplement (Perimeter Small Cap Growth Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(10)

Distribution Agreement between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.)  is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(11)

Distribution Agreement Supplement (S1 Fund and Robeco Boston Partners Long/Short Research Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.)  is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(12)

Distribution Agreement Supplement (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(13)

Distribution Agreement Supplement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.)  is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(14)

Distribution Agreement between Registrant and Foreside Funds Distributors LLC dated March 31, 2012 is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(15)

Form of Distribution Agreement Supplement (Robeco Boston Partners Global Long/Short Fund, Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) between Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(16)

Form of Distribution Agreement Supplement (Scotia Dynamic U.S. Growth Fund) between Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(f)	Bonus or Profit Sharing Contracts.

(1)	Form of Deferred Compensation Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(2)	Form of Deferred Compensation Agreement is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(g)	Custodian Agreements.

(1)

Custody Agreement dated July 18, 2011 between Registrant and The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(2)

Foreign Custody Manager Agreement dated July 18, 2011 between Registrant and The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(3)

Form of Amended and Restated Schedule II to the Custody Agreement (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(4)

Form of Amended and Restated Schedule II to the Custody Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(5)

Form of Amended and Restated Schedule II to the Custody Agreement (Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(6)

Form of Amended and Restated Schedule II to the Custody Agreement (Matson Money U.S. Equity Portfolio, Matson Money International Equity Portfolio, Matson Money Fixed Income Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(7)

Form of Amended and Restated Schedule II to the Custody Agreement (Scotia Dynamic U.S. Growth Fund) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement (No. 333-193147) filed on January 31, 2014.

(h)	Other Material Contracts.

(1)

Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)

Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)

Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Transfer Agency Agreement (Bedford Money Market) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)

Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)

Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(8)

Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(9)

Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement (No. 33-20827) filed on October 25, 1995.

(10)

Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement (No. 33-20827) filed on July 30, 1996.

(11)

Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Institutional Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(12)

Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Investor Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(13)

Administration and Accounting Services Agreement (Boston Partners Mid Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) dated, May 30, 1997 is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(14)

Administration and Accounting Services Agreement (Schneider Small Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.)  is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(15)

Transfer Agency Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(16)

Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Institutional Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(17)

Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(18)

Administration and Accounting Services Agreement (Boston Partners Small Cap Value Fund II (formerly Boston Partners Micro Cap Value Fund)) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(19)

Administrative and Accounting Services Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(20)

Transfer Agency Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(21)

Form of Transfer Agency Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(22)

Form of Administration and Accounting Services Agreement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(23)

Transfer Agency Agreement Supplement (Bogle Investment Management Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(24)

Non 12b-1 Shareholder Services Plan and Agreement (Bogle Investment Management Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(25)

Agreement between E*TRADE Group, Inc., Registrant and Registrant’s principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(26)

Administration and Accounting Services Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(27)

Form of Transfer Agency Supplement (Boston Partners All-Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(28)

Form of Administration and Accounting Services Agreement (Boston Partners All-Cap Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(29)

Transfer Agency Supplement (Schneider Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(30)

Form of Administration and Accounting Services Agreement (Schneider Value Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(31)

Shareholder Servicing Agreement (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(32)

Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(33)

Regulatory Administration Services Agreement between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(34)

Administration and Accounting Services Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(35)

Transfer Agency Agreement Supplement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(36)

Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund — Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(37)

Delegation Agreement (Money Market Portfolio) among Registrant, BNY Mellon Investment Servicing (US) Inc. (f/k/a PFPC Inc.), BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(38)

Transfer Agency Agreement Supplement (Free Market U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(39)

Transfer Agency Agreement Supplement (Free Market International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(40)

Transfer Agency Agreement Supplement (Free Market Fixed Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(41)

Amended Schedule A to Regulatory Administration Services Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 2008.

(42)

Form of Transfer Agency Agreement Supplement (Red Flags Amendment) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2008.

(43)

Transfer Agency Agreement Supplement (Perimeter Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(44)

Administration and Accounting Services Agreement (Perimeter Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(45)

Amended Schedule A to the Regulatory Administration Services Agreement (Perimeter Small Cap Growth Fund) between Registrant and BNY Mellon Asset Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.)  is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(46)

Administrative and Accounting Services Agreement (S1 Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(47)

Transfer Agency Agreement Supplement (S1 Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(48)

Amended Schedule A to Regulatory Administration Services Agreement (S1 Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(49)

Administration and Accounting Services Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(50)

Transfer Agency Agreement Supplement (Robeco Boston Partners Long/Short Research Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(51)

Amended Schedule A to Regulatory Administration Services Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(52)

Form of Money Market Fund Services Amendment to Delegation Agreement (Money Market Portfolio) between Registrant, BNY Mellon Investment Servicing (US) Inc., and BlackRock Advisors, LLC (f/k/a BlackRock Institutional Management Corp.) is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No.33-20827 ) filed on October 29, 2012.

(53)

Transfer Agency Agreement Supplement (Robeco Boston Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(54)

Amended Schedule A to Regulatory Administration Services Agreement (Robeco Boston Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(55)

Administration and Accounting Services Agreement (Robeco Boston Global Equity Fund and Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(56)

Administration and Accounting Services Agreement (Robeco Boston Partners International Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(57)

Transfer Agency Agreement Supplement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(58)

Amended Schedule A to Regulatory Administration Services Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(59)

Administration and Accounting Services Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(60)

Form of Amendment No. 5 to Transfer Agency Agreement (Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Small Cap Value Fund II) between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(61)

Form of Money Market Fund Services Amendment to Delegation Agreement (Money Market Portfolio) between Registrant, BNY Mellon Investment Servicing (US) Inc., and BlackRock Advisors, LLC (f/k/a BlackRock Institutional Management Corp.) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(62)

Form of Transfer Agency Agreement Supplement (Robeco Boston Partners Global Long/Short Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(63)

Form of Amended Schedule A to Regulatory Administration Services Agreement (Robeco Boston Global Long/Short Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(64)

Form of Administration and Accounting Services Agreement (Robeco Boston Global Long/Short Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(65)

Form of Transfer Agency Agreement Supplement (Matson Money U.S. Equity Portfolio, Matson Money International Equity Portfolio, Matson Money Fixed Income Portfolio) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(66)

Form of Amended Schedule A to Regulatory Administration Services Agreement (Matson Money U.S. Equity Portfolio, Matson Money International Equity Portfolio, Matson Money Fixed Income Portfolio) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(67)

Form of Administration and Accounting Services Agreement (Matson Money U.S. Equity Portfolio, Matson Money International Equity Portfolio, Matson Money Fixed Income Portfolio) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(68)

Form of Administration and Accounting Services Agreement (Scotia Dynamic U.S. Growth Fund) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement (No. 333-193147) filed on January 31, 2014.

(69)

Form of Transfer Agency Agreement Supplement (Scotia Dynamic U.S. Growth Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(70)

Form of Amended Schedule A to Regulatory Administration Services Agreement (Scotia Dynamic U.S. Growth Fund) between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. is incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(71)

Services Plan for Class I Shares and Form of Servicing Agreement (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(72)

Services Plan for Class II Shares and Form of Servicing Agreement (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(73)	Agreement and Plan of Reorganization dated as of March 14, 2014 (Scotia Dynamic U.S. Growth Fund) is filed herewith.

(i) (1)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(2)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	None.

(l)	Initial Capital Agreements.

(1)

Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(3)

Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(4)

Subscription Agreement between Registrant and Counselors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(6)

Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)

Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(8)

Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(9)

Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(10)

Purchase Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(11)

Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)

Purchase Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(13)

Purchase Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(14)

Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)

Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)

Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(17)

Form of Purchase Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management is incorporated herein by reference to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2009.

(18)

Purchase Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 138 to the Registration Statement (No. 33-20827) filed on October 29, 2010.

(19)

Purchase Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(20)

Form of Purchase Agreement (Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 t the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(21)

Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 t the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(22)

Purchase Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(23)

Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(24)

Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Institutional Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(25)

Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(26)	Form of Purchase Agreement (Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. to be filed by amendment.

(m)	Rule 12b-1 Plan.

(1)

Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(3)

Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(4)

Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(5)

Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(6)

Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(7)

Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(8)

Agreement between Registrant, Bear Stearns Securities Corp. and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on December 29, 2005.

(9)

Plan of Distribution pursuant to Rule 12b-1(Perimeter Small Cap Growth Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 132 to the Registration Statement (No. 33-20827) filed on October 22, 2009.

(10)

Plan of Distribution pursuant to Rule 12b-1(Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(11)

Plan of Distribution pursuant to Rule 12b-1 (S1 Fund — R Shares) is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(12)

Plan of Distribution pursuant to Rule 12b-1(Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(13)

Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(14)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(15)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments U.S. Low Volatility Equity Fund —  Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(16)

Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Long/Short Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 154 to the Registrant’s Registration Statement (No. 33-20827) filed on July 11, 2013.

(n)	Rule 18f-3 Plan.

(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(2)	Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(p)	Code of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

(2)

Code of Ethics of Robeco Investment Management is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(3)

Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(4)

Code of Ethics of Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(5)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(6)

Code of Ethics of Perimeter Capital Management  is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(7)	Code of Ethics of Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(8)

Code of Ethics of Blue Lion Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(9)

Code of Ethics of Courage Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(10)

Code of Ethics of Starwood Real Estate Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(11)

Code of Ethics of Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors, Inc.)  is incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(12)

Code of Ethics of Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(13)	Code of Ethics of Maerisland Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(14)	Code of Ethics of Sonica Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(15)

Code of Ethics of Garelick Capital Partners, L.P. is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(16)	Code of Ethics of Scotia Institutional Asset Management US, Ltd. to be filed by amendment.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory and Administration Agreement Registrant and BlackRock Advisors, LLC (“BALLC”), dated June 30, 2011 and incorporated herein by reference to exhibit (d)(4), provides for the indemnification of BALLC against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Robeco Investment Management, Inc. (“Robeco”), incorporated herein by reference to exhibit (d)(24), provides for the indemnification of Robeco against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(2) provides for the indemnification of Bogle against certain losses.

Section 9 of the Distribution Agreement between Registrant and BNY Mellon Distributors Inc. (f/k/a PFPC Distributors, Inc.), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of BNY Mellon Distributors Inc. against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Schneider Capital Management (“Schneider”) incorporated herein by reference as exhibits (d)(1) and (d)(3) provides for the indemnification of Schneider against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) dated December 31, 2007 and incorporated herein by reference as exhibit (d)(5) provides for the indemnification of Matson Money against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Perimeter Capital Management (“Perimeter”) incorporated herein by reference as exhibit (d)(11) provides for the indemnification of Perimeter against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Simple Alternatives, LLC (“SA”) dated September 30, 2010 and incorporated herein by reference as exhibit (d)(13) provides for the indemnification of SA against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibit (d)(21) provides for the indemnification of SGI against certain losses.

Section 12 of the form of Investment Advisory Agreement between the Registrant and Scotia Institutional Asset Management US, Ltd. (“SIAM”) filed herein as exhibit (d)(26) provides for the indemnification SIAM against certain losses.

Item 31.                                                  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.              BlackRock Advisors, LLC:

BlackRock Advisors, LLC (previously defined as the “BALLC” or the “Adviser”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BALLC is registered under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser for registered investment companies. BALLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BALLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BALLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BALLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

2.              Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser.  Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

3.              Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087, is to serve as an investment adviser.  Schneider is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company

Arnold C. Schneider, III President and Chief Investment Officer	Turnbridge Management Partners Corp.	President

Steven J. Fellin Sr. Vice President, Chief Operating & Financial Officer Chief Compliance Officer	Turnbridge Management Partners Corp.	Vice President

4.              Robeco Investment Management , Inc.

The sole business activity of Robeco Investment Management, Inc.  (“RIM”), 909 Third Avenue, New York 10022, is to serve as an investment adviser.  RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

RIM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles.  Information as to the directors and officers of Robeco Investment Management, Inc.  is as follows:

Name and Position with RIM	Other Company	Position With Other Company

Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc.	Director

	Robeco Trust Company	Co-CEO, Director & Chairman of the Board

Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	Robeco US Holding, Inc.	Director

William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	Robeco Institutional Asset Management US Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

	Robeco Securities, L.L.C.	Chief Legal Officer

	Robeco Trust Company	Chief Operating Officer, Secretary & Director

	RobecoSAM USA, Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

Matthew J. Davis Senior Managing Director, Treasurer & Chief Financial Officer	Robeco Institutional Asset Management US Inc.	President, Treasurer & Director
	Robeco Securities, L.L.C.	Chief Financial Officer

	Robeco Trust Company	Chief Financial Officer, Treasurer & Director

Roderick Munsters Director	Robeco Groep N.V.	Chief Executive Officer

Leni M. Boeren Director	Robeco Groep N.V.	Chief Operating Officer
	Robeco Institutional Asset Management B.V.	Director

	RobecoSAM AG	Director

	RobecoSAM USA, Inc.	Director

Martin Mlynár Director	Corestone Investment Managers AG	Chief Executive Officer

	Source Capital AG	Board Member

	Source Capital Holding AG	Board Member

Michiel Prinsze Director	Robeco Groep N.V.	General Counsel

5.              Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, OH 45040, is to serve as an investment adviser.  Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company
Mark E. Matson President/CEO	Keep It Tight Fitness, LLC	50% owner

Mark E. Matson President/CEO	The Wolfpack Foundation	100% owner

Michelle Matson Vice President/ Secretary	None	None

Dan List Chief Compliance Officer	None	None

6.              Perimeter Capital Management (“Perimeter”)

The principal business address of Perimeter is Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328.

Perimeter serves as the investment adviser for the Perimeter Small Cap Growth Fund. Perimeter is an investment adviser registered under the Investment Advisers Act of 1940. The information as to the directors and officers of Perimeter is as follows:

Name and Position with Perimeter	Name of Other Company	Position With Other Company

G. Bradley Ball Managing Partner and CEO Perimeter Capital Management	Perimeter Concourse Capital LLC	Member, Board of Directors

Mark D. Garfinkel, CFA Managing Partner and CIO Perimeter Capital Management	Perimeter Concourse Capital LLC	Member, Board of Directors

Christopher J. Paolella Managing Partner, Director of Marketing & Consultant Relations Perimeter Capital Management	Perimeter Concourse Capital LLC	Director of Marketing & Consultant Relations

Adam C. Stewart, CFA Partner, Director of Trading Perimeter Capital Management	Perimeter Concourse Capital LLC	Director of Trading

Theresa N. Benson Partner, Director of Third-Party Distribution & Consultant Relations Perimeter Capital Management	Perimeter Concourse Capital LLC	Director of Third-Party Distribution & Client Relations

Laura B. Newberg Chief Compliance Officer	Perimeter Concourse Capital LLC & Perimeter Capital Management LLC	Chief Compliance Officer

8.              Simple Alternatives, LLC (“SA”)

The principal business address of SA is 90 Grove Street, Suite 205, Ridgefield, CT 06877.

SA serves as the investment adviser for the S1 Fund. SA is an investment adviser registered under the Investment Advisers Act of 1940. The information as to the directors and officers of SA is as follows:

Name and Position with SA	Name of Other Company	Position With Other Company

James K. Dilworth Partner, Chief Executive Officer	Dilworth Capital Management, LLC Dilworth Securities, Inc.	President, Chief Compliance Officer

Josh Kernan Partner, Chief Marketing Officer	Charles Schwab & Co., Inc.	Director of Alternative Investments & Managed Accounts

PJ Rossi Chief Operating Officer & CFO	TH Lee Putnum Ventures, LP	Director of Finance & Business Operations

Lelia Long Chief Compliance Officer	Pemberwick Investment Advisors, LLC	Chief Compliance Officer

	Vigilant Compliance Services	Director

	The New Ireland Fund, Inc.	Treasurer

9.              Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser.  SGI is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of SGI indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with SGI	Name of Other Company	Position With Other Company

David Harden President, Chief Investment Officer	Ensign Peak Advisors, Inc.	Vice President

Mark Kenison Chief Operating Officer, Chief Compliance Officer	Turning Point Financial, Inc. Turning Point Benefits Group	President, Chief Compliance Officer

Bryce Sutton Partner, Managing Director	LC Advisors Kotak Mahindra, Inc.	Vice President Vice President, Institutional Sales & Marketing

10.            Scotia Institutional Asset Management US, Ltd.

The only employment of a substantial nature of each of Scotia Institutional Asset Management US, Ltd. directors and officers is with Scotia Institutional Asset Management US, Ltd.

Item 32.  Principal Underwriter

(a)              Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              Aston Funds

2.              E.I.I. Realty Securities Trust

3.              FundVantage Trust

4.              GuideStone Funds

5.              Highland Funds I (f/k/a Pyxis Funds I)

6.              Highland Funds II (f/k/a Pyxis Funds II)

7.              Kalmar Pooled Investment Trust

8.              Matthews International Funds (d/b/a Matthews Asia Funds)

9.              Metropolitan West Funds

10.       The Motley Fool Funds Trust

11.       New Alternatives Fund, Inc.

12.       Old Westbury Funds, Inc.

13.       The RBB Fund, Inc.

14.       Stratton Mid Cap Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

15.       Stratton Real Estate Fund, Inc.

16.       The Stratton Funds, Inc.

17.       The Torray Fund

18.       Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)              The following are the Officers and Managers of the Distributor.  The Distributor’s main business address is 400 Berwyn Park, Suite 110, 899 Cassatt Road, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Bruno S. DiStefano	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Ronald C. Berge	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)                                  Not Applicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

(1)              The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its functions as sub-adviser and custodian).

(2)              Foreside Funds Distributors, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. (records relating to its functions as principal underwriter).

(3)              BlackRock Advisors, LLC, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4)              BNY Mellon Investment Servicing (US) Inc., Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5)              BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its function as administrator and accounting agent and Registrant’s Articles of Incorporation, By-Laws and Minute books).

(6)              Robeco Investment Management, Inc., 909 Third Avenue, 32nd floor, New York, New York 10022 (records relating to its function as investment adviser).

(7)              Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(8)              Bogle Investment Management, L.P., 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462 (records relating to its function as investment adviser).

(9)              Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, OH 45040 (records relating to its function as investment adviser).

(10)       Perimeter Capital Management, Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328 (records relating to its function as investment adviser).

(11)       Simple Alternatives, LLC, 90 Grove Street, Suite 205, Ridgefield, CT 06877 (records relating to its function as investment adviser).

(12)       Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

(13)       Scotia Institutional Asset Management US, Ltd., Dundee Place, 1 Adelaide St. E., Ste. 2900, Toronto, ON  M5C 2V9 (records relating to its function as investment adviser).

Item 34. MANAGEMENT SERVICES

None.

Item 35. UNDERTAKINGS

(a)         Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this Post-Effective Amendment No. 165 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 21st day of March, 2014.

THE RBB FUND, INC.

By:	/s/Salvatore Faia
Salvatore Faia
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE		TITLE	DATE

/s/Salvatore Faia		President (Principal Executive Officer) and Chief Compliance Officer	March 21, 2014
Salvatore Faia

/s/Joel L. Weiss		Treasurer (Chief Financial Officer)	March 21, 2014
Joel L. Weiss

*J. Richard Carnall		Director	March 21, 2014
J. Richard Carnall

*Julian A. Brodsky		Director	March 21, 2014
Julian A. Brodsky

*Arnold M. Reichman		Director	March 21, 2014
Arnold M. Reichman

*Robert Sablowsky		Director	March 21, 2014
Robert Sablowsky

*Robert Straniere		Director	March 21, 2014
Robert Straniere

*Nicholas A. Giordano		Director	March 21, 2014
Nicholas A. Giordano

*Gregory P. Chandler		Director	March 21, 2014
Gregory P. Chandler

*Jay F. Nusblatt		Director	March 21, 2014
Jay F. Nusblatt

*By:	/s/Salvatore Faia		March 21, 2014
Salvatore Faia
Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Julian A. Brodsky
Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ J. Richard Carnall
J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Nicholas A. Giordano
Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Arnold M. Reichman
Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 7, 2009

/s/ Robert Straniere
Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	October 15, 2012

/s/ Gregory P. Chandler
Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Jay F. Nusblatt, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw and Joel L. Weiss, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	October 16, 2012

/s/ Jay F. Nusblatt
Jay F. Nusblatt

PEA 165

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

(h)(73)	Agreement and Plan of Reorganization

(i)(2)	Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm